As filed with the Securities and Exchange Commission on November 20, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 November 18, 1998



                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone    Incorporation   Identification No.

        1-8349           FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (727) 824-6400

        1-3274           FLORIDA POWER CORPORATION                       Florida          59-0247770
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (727) 866-5151

The address of Florida Progress Corporation has not changed since the last report.

The address of Florida Power Corporation has changed since the last report. The former address of Florida Power Corporation was: 3201 34th Street South, St. Petersburg, FL 33711.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1998:

     Florida Progress issued an Investor News report dated November 18, 1998, to report an update on regulatory matters at Florida Power Corporation. A copy of the Investor News report is being filed herewith as Exhibit 99.(a).

     Florida Progress also issued an Investor News report dated November 19, 1998, to report the formation of a fiber-optic telecommunications business. A copy of that Investor News report is being filed herewith as Exhibit 99.(b).


Item 7.  Financial Statements and Exhibits

          (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)  Description of Exhibit

99.(a) Florida Progress Investor News report dated November 18, 1998 reporting an update on regulatory matters at Florida Power Corporation.

99.(b) Florida Progress Investor News report dated November 19, 1998 reporting formation of a fiber-optic telecommunications business.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.


                                            FLORIDA PROGRESS CORPORATION

                                            FLORIDA POWER CORPORATION


                                               /s/ Pamela A. Saari
                                         By:____________________________
                                                  Pamela A. Saari
                                         Treasurer of each Registrant



Date: November 18, 1998

                                 EXHIBIT INDEX


Exhibit No.        Description of Exhibit

99.(a) Florida Progress Investor News report dated November 18, 1998 reporting an update on regulatory matters at Florida Power Corporation.

99.(b) Florida Progress Investor News report dated November 19, 1998 reporting formation of a fiber-optic telecommunications business.